UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2018

Dana Incorporated

(Exact name of registrant as specified in its charter)

Delaware	1-1063	26-1531856
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3939 Technology Drive, Maumee, Ohio 43537

(Address of principal executive offices) (Zip Code)

(419) 887-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On July 29, 2018, Dana International Luxembourg S.à r.l, an indirect subsidiary of Dana Incorporated (“Dana”), and OC Oerlikon Corporation AG (“OC Oerlikon”) entered into a Share and Loan Purchase Agreement (the “Purchase Agreement”) pursuant to which Dana agreed to purchase the Drive Systems business of OC Oerlikon (the “Acquisition”) through a purchase of (i) 100% of the shares of GrazianoFairfield AG (the “Target”), and (ii) certain intercompany loans among OC Oerlikon, the Target and their affiliates.

The consideration for the shares of the Target and two intercompany loans, in the aggregate, is approximately CHF 600 million. The consideration for the other loans amounts to the nominal value of such other loans at the closing of the Acquisition (the “Closing”), plus accrued interest.

OC Oerlikon made certain representations and warranties and agreed to certain covenants and agreements in the Purchase Agreement, including, among other things, (i) to conduct the Target and its subsidiaries in the ordinary course of business between the execution of the Purchase Agreement and Closing, and (ii) not to take certain actions prior to the Closing without the prior consent of the other party. OC Oerlikon also agreed subject to certain exceptions, to not compete with the business of the Target and not to solicit for employment any director, officer or employee of the Target and its subsidiaries, in each case, for a period of three years from the Closing Date.

Closing is subject to various conditions, including, among others: (i) the clearance by the respective merger control authorities in certain jurisdictions and (ii) the absence of actual or threatened legal restraints preventing the Closing.

The Purchase Agreement provides for a termination right of both parties to the Purchase Agreement if the conditions to Closing are not met at the latest by April 29, 2019, unless such date is extended pursuant to the terms of the Purchase Agreement.

The foregoing description of the Purchase Agreement is qualified in its entirety by reference to the Purchase Agreement, a copy of which is filed herewith as Exhibit 2.1 and is incorporated herein by reference.

Item 8.01.	Other Events.

On July 29, 2018, in connection with its entry into the Purchase Agreement, Dana entered into a commitment letter with Citigroup Global Markets Inc. (the “Commitment Party”), pursuant to which the Commitment Party committed to provide debt financing for the transactions, subject to the terms and conditions set forth in the commitment letter.

Cautionary Note Regarding Forward-Looking Statements

Certain statements and projections contained in this communication are, by their nature, forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on our current expectations, estimates and projections about our industry and business, management’s beliefs, and certain assumptions made by us, all of which are subject to change. Forward-looking statements can often be identified by words such as “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “could,” “potential,” “continue,” “ongoing,” similar expressions, and variations or negatives of these words. Forward-looking statements include, among other things, statements about the potential benefits of the proposed transaction; the prospective performance and outlook of the company’s business, performance and opportunities following the completion of the transaction, including the ability of the parties to complete the proposed transaction and the expected timing of completion of the proposed transaction; as well as any assumptions underlying any of the foregoing. These forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause our actual results to differ materially and adversely from those expressed in any forward-looking statement. Such risks and uncertainties, include, without limitation, risks related to Dana’s ability to complete the proposed transaction on the proposed terms and schedule, including obtaining regulatory approvals; unforeseen liabilities; future capital expenditures; risks associated with the proposed transaction such as the risk that such the acquired business will not be integrated successfully, that such integration may be more difficult, time-consuming or costly than expected or that the expected benefits of the proposed transaction will not occur; risks related to future opportunities and plans for the company, including uncertainty of the expected financial performance and results of the company following completion of the proposed transaction; disruption from the proposed transaction, making it more difficult to conduct business as usual or maintain relationships with customers, employers or suppliers; and the possibility that if the company does not achieve the perceived benefits of the proposed transaction as rapidly or to the extent anticipated by financial analysts or investors, the market price of the company’s shares could decline, as well as other risks related to Dana’s business. Dana’s Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other Securities and Exchange Commission filings discuss important risk factors that could affect our business, results of operations and financial condition. The forward-looking statements in this communication speak only as of this date. Dana does not undertake any obligation to revise or update publicly any forward-looking statement for any reason.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is filed with this report.

Exhibit No.	Description

2.1*	Share and Loan Purchase Agreement, dated July 29, 2018, among OC Oerlikon Corporation AG, Pfäffikon and Dana International Luxembourg S.à r.l.

* Certain schedules, annexes and exhibits to this agreement have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule, annex and/or exhibit will be furnished supplementally to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DANA INCORPORATED
Date: August 2, 2018	By: /s/ Douglas H. Liedberg
Name: Douglas H. Liedberg
Title: Senior Vice President, General Counsel & Secretary